Other Operating Gains, Net	12 Months Ended
Dec. 31, 2020
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Other Operating Gains, Net
Note 6: Other Operating Gains, Net
Other operating gains, net, were $736 million and $423 million for the year ended December 31, 2020 and 2019, respectively. In 2020, other operating gains, net, included a gain of $472 million related to the sale of an equity method investment and a $119 million gain from an amendment to the Company’s U.S. pension plan (see note 26). Both periods included a benefit from the revaluation of warrants that the Company held in Refinitiv, prior to its sale to LSEG in January 2021 (see note 32), due to an increase in the share price of LSEG. In 2020, other
operating gains, net, included $82 million (2019 - $419 million) related to the warrants. Both periods also included income related to a license that allows Refinitiv to use the “Reuters” mark to brand its products and services (see note 31) and acquisition costs associated with acquired businesses.